SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 15, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

               1-12246                             95-4549193

      (Commission File Number)         (IRS Employer Identification No.)


    2951 28th Street, Suite 3001                     90405
      Santa Monica, California

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.     OTHER EVENTS

     On May 15, 2002, the Registrant entered into a third amendment and extension of forbearance agreement with certain of its lenders on account of defaults under its unsecured credit facility. The third amendment and extension of forbearance agreement is attached as Exhibit 10.1 hereto and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (a) Financial Statements.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     Exhibit 10.1 Third Amendment and Extension of Forbearance Agreement,
                  dated as of May 15, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and the lenders identified therein




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 17, 2002                      NATIONAL GOLF PROPERTIES, INC.
                                                  (Registrant)






                                      By: /s/ Neil M. Miller
                                          -----------------------
                                          Neil M. Miller
                                          Chief Financial Officer



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                                  EXHIBIT INDEX



      EXHIBIT NO.   DOCUMENT DESCRIPTION

      10.1 Third Amendment and Extension of Forbearance Agreement, dated as of May 15, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and the lenders identified therein